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                                                                    Exhibit 10.7



                          REGISTRATION RIGHTS AGREEMENT

            AGREEMENT made and entered into this 14th day of April, 1997 (this "Agreement"), among METALLURG, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the shareholders named on the signature pages hereto (the "Stockholders").

                              W I T N E S S E T H :

            WHEREAS, pursuant to the terms of the Fourth Amended and Restated Joint Plan of Reorganization of the Company and Shieldalloy Metallurgical Corporation, dated December 18, 1996, as amended, supplemented or modified from time to time (the "Plan"), the Company has agreed to issue shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company to the Stockholders; and

            WHEREAS, pursuant to the Plan, each Stockholder will receive the number of Shares set opposite such Stockholder's name on Annex I hereto; and

            WHEREAS, the Shares will be issued to the Stockholders pursuant to the Plan without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the Company and the Stockholders desire to provide for the registration under the Securities Act of the resale by the Stockholders of Registrable Securities (as hereinafter defined), upon the terms and subject to the conditions set forth below;

            WHEREAS, it is intended by the Company and the Stockholders that this Agreement shall become effective immediately upon the issuance to the Stockholders of the Shares pursuant to the Plan; and

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and the Stockholders, intending to be legally bound, hereby agrees as follows:
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1.    DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to such terms in the Plan.

2.    RESTRICTIONS ON TRANSFER.

            (a) Legend. Each certificate representing the Registrable Securities shall have endorsed thereon a legend in substantially the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. IN ALL CASES, SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT DATED , 1997, AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE, UPON WRITTEN REQUEST TO METALLURG, INC., 6 EAST 43RD STREET, 12TH FLOOR, NEW YORK, NEW YORK 10005, ATTENTION: GENERAL COUNSEL."

            (b) Additional Restrictions. No holder of Registrable Securities shall transfer, and the Company and/or the registrar and transfer agent for such Shares will not be required to accept for registration of transfer, any Shares other than pursuant to Section 3 hereof, except upon presentation of evidence reasonably satisfactory to the Company and the transfer agent that the transfer is in compliance with the Securities Act and any applicable state securities or "blue sky" law, which evidence may include an opinion of counsel and representations of the transferee to the effect that (i) the Shares are being acquired for such holder's own account for investment purposes only and not with a view to any resale in violation of the Securities Act or any state securities or "blue sky" law; (ii) to the knowledge of such holder, the Shares have not been registered under the Securities Act or any state securities or "blue sky" law and (iii) such


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holder will not offer for sale, sell or otherwise transfer any of the Shares (or any interest therein) except upon the terms and subject to the conditions specified herein, and otherwise not in violation of the Securities Act or any state securities or "blue sky" laws, and provided, that such holder, prior to effecting any transfer of Shares permitted hereunder, will cause the intended transferee of the Shares to agree to take and hold such Shares subject to the terms and conditions of this Agreement (and, in that connection, to execute and deliver to the Company such agreements and instruments as the Company reasonably may request to evidence the same), and further acknowledges that the certificates evidencing such Shares are required to have endorsed thereon a legend to the effect set forth in Subsection 2(a) hereof.

3.    REGISTRATION RIGHTS.

            (a) Registration Upon Request. (i) At any time, and from time to time, commencing with the earlier to occur of (i) the first anniversary of the Effective Date and (ii) the consummation of an initial public offering of the Company ("IPO") and ending on the earlier to occur of (i) the first date there are no Qualified Holders (as hereinafter defined) and (ii) the fifth anniversary of the Effective Date (the "Effective Period"), upon the written request of one or more Qualified Holders that the Company effect the registration under the Securities Act of Registrable Securities, which, in the aggregate, constitute at least 20% of the outstanding Common Stock on the date of such request for registration hereunder, the Company shall use its best efforts to register under the Securities Act (a "Demand Registration"), as expeditiously as may be practicable, the Registrable Securities which the Company has been requested to register, all to the extent required to permit the disposition of such Registrable Securities in accordance with the methods intended by the sellers thereof; provided, that no Qualified Holder(s) shall be permitted to exercise a Demand Registration within 120 days after the effective date of any registration statement for equity securities of the Company (other than on Form S-4 or Form S-8 or any successor or similar form) or such longer time as is specified in paragraph (i) of Subsection 3(b) hereof.

                  (ii) The Company shall not be required to comply with any Demand Registration if less than 1,000,000 Shares which are Registrable Securities are proposed to be registered and the Company shall not in any event be required to effect more than two Demand Registrations pursuant to this Subsection 3(a) during the Effective Period. An exercise of a Demand Registration right will not count as the use of such right unless the registration statement to which it relates is declared effective under the Securities Act and remains effective


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for a period (not less than 30 days) sufficient to allow for the orderly sale of the Registrable Securities covered thereby, except that such exercise shall count if such registration statement is withdrawn because (A) the Majority Qualified Holder(s), for any reason whatsoever, determine not to proceed with such registration and (B) the Qualified Holder(s) do not reimburse the Company for any expenses paid by the Company that are not Registration Expenses (as hereinafter defined) incurred in connection with the preparation and filing of such registration statement.

                  (iii) As used in this Agreement, the term "Registrable Securities" means any and all (A) Shares received by the Qualified Holders pursuant to the Plan and (B) any other securities issued or issuable with respect to any shares of Common Stock described in clause (A) above by way of a stock dividend or stock split or in connection with a combination, exchange, reorganization, recapitalization or reclassification of the Company's securities or pursuant to a merger, consolidation or other similar business combination transaction involving the Company. Reference in this Subsection 3(a) to specified numbers of shares shall be equitably adjusted to reflect any occurrence referred to in the preceding sentence.

                  (iv) As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the methods contemplated by the registration statement, (B) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (C) such securities shall have been transferred, new certificates evidencing such securities without legends restricting further transfer shall have been delivered by the Company, and subsequent public distribution of such securities shall neither require registration under the Securities Act nor qualification (or any similar filing) under any state securities or "blue sky" law then in effect, or (D) such securities shall have ceased to be issued and outstanding.

                  (v) The term "Qualified Holder" means any Stockholder or any Affiliate (as such term is defined in Rule 144 under the Securities Act) of a Stockholder owning at least 5% of the issued and outstanding Shares of the Company on the Effective Date. The term "Majority Qualified Holder" means those Qualified Holders holding a majority in interest of the Registrable Securities included in a registration statement pursuant hereto.


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                  (vi) The Company may defer the filing or effectiveness of any registration statement with respect to any Demand Registration requested pursuant to this Subsection 3(a) for a reasonable period of time not to exceed 120 days after such request if (A) the Company is, at such time, working on an underwritten public offering of Common Stock ("Primary Common Stock Offering") and is advised in writing by its managing underwriter(s) that such offering would in its or their opinion be adversely affected by such filing or (B) the Board of Directors of the Company determines, in its good faith and reasonable judgment, that any such filing or the offering of any Registrable Securities would materially impede, delay or interfere with any material proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; provided, with respect to clause (B), the Company gives the Qualified Holders written notice of such determination. The Effective Period shall be extended by a period which is not less than the aggregate number of days included in the periods during which the Company deferred the filing or effectiveness of a registration statement as provided above (each, a "Suspension Period"). A Suspension Period shall commence on and include the date on which the Company provides such written notice and shall end on the date when the affected registration statement is filed or declared effective.

                  (vii) In the case of a Demand Registration pursuant to this Subsection 3(a), if the holders of securities initially requesting such Demand Registration have determined to enter into one or more underwriting agreements in connection therewith, all shares constituting Registrable Securities to be included in such Demand Registration shall be subject to such underwriting agreements and no person may participate in such Demand Registration unless such person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements, "lock up" letters and other documents which are reasonable and customary under the circumstances.

            (b) Piggyback Registration.

                  (i) If at any time the Company proposes to register shares of the Company's Common Stock under the Securities Act for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will promptly give written notice to all Qualified Holders of (A) its intention to do so, (B) the


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registration form of the Securities and Exchange Commission (the "Commission")
that has been selected by the Company and (C) rights of Qualified Holders under this Subsection 3(b) (the "Subsection 3(b) Notice"). The Company will use reasonable commercial efforts to include in the proposed registration all Registrable Securities that the Company is requested in writing, within 15 days after the Subsection 3(b) Notice is given, to register by the Qualified Holders thereof; provided, that (A) if, at any time after giving written notice of its intention to register shares of the Company's Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to all Qualified Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Qualified Holders under Subsection 3(a) hereof and (B) in case of a determination by the Company to delay registration of the Company's Common Stock, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such Common Stock for the Company's own account. No registration effected under this Subsection 3(b) shall relieve the Company of its obligations to effect a Demand Registration under Subsection 3(a) hereof and, notwithstanding anything to the contrary in Subsection 3(a) hereof, no Qualified Holder shall have the right to require the Company to register any Registrable Securities pursuant to Subsection 3(a) hereof until the later of (A) the completion of the distribution of the securities offered and registered pursuant to the Subsection 3(b) Notice and (B) 120 days after the date each registration statement effected under this Subsection 3(b) is declared effective.

                  (ii) If the Managing Underwriter (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) for a registration pursuant to this Subsection 3(b) that involves an underwritten offering shall advise the Company (the Company hereby agreeing to request that such advice be written) that, in its opinion, the inclusion of the amount and kind of Registrable Securities to be sold for the account of Qualified Holders would materially adversely affect the price per unit the Company will derive from the offering or otherwise materially and adversely affect the success of the offering for the Company, then the number and kind of Registrable Securities to be sold for the account of such Qualified Holders shall be reduced (and may be reduced to zero) in accordance with the Managing Underwriter's recommendation to the minimum extent necessary to eliminate such adverse effect. If the number of Registrable Securities to be included in any registration is reduced (but not to zero), the number of such Registrable Securities included in such registration


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shall be allocated pro rata among all requesting Qualified Holders and any other shareholders of the Company who may hold registration rights ("Other Holders") with respect to shares of the Company's Common Stock ("Other Shares"), on the basis of the relative number of shares of such Registrable Securities or Other Shares each such Qualified Holder or Other Holder has requested to be included in such registration. If, as a result of the proration provisions of this Subsection 3(b), any Qualified Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Subsection 3(b) that such Qualified Holder has requested be included, such Qualified Holder may elect to withdraw its Registrable Securities from the registration; provided, that such withdrawal election shall be irrevocable and, after making a withdrawal election, a Qualified Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal election was made.

                  (iii) Notwithstanding anything in this Subsection 3(b) to the contrary, Qualified Holders shall not have any right to include their Registrable Securities in any distribution or registration of the Company's Common Stock in connection with a merger, consolidation, acquisition, exchange offer (or other offering of securities solely to the Company's existing stockholders), recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan.

            (c) Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as practicable:

                  (i) prepare and file with the Commission, a registration statement on a form which is available for the sale of Registrable Securities by the holders thereof in accordance with the intended methods of distribution thereof (including such audited financial statements as the Board of Directors of the Company may, in good faith, deem appropriate) and reasonably acceptable to the holders of Registrable Securities participating therein, and use reasonable commercial efforts to cause such registration statement to become and remain effective under the Securities Act for not less than a period of 30 days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 30-day period); provided, that (A) with respect to any request for registration pursuant to Subsection 3(a) hereof made within the period commencing 60 days next preceding the end of the Company's fiscal year and ending 90 days after the end of the Company's fiscal year, if the


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Company is not a reporting company subject to Section 13 or 15(d) of the
Exchange Act, the Company shall be entitled to delay such registration until ten days after the Company receives audited financial statements for such fiscal year and (B) in no event shall the Company be required in connection with any request for registration pursuant to Subsection 3(a) hereof to cause to be prepared or to release, other than in the ordinary course of business consistent with past practice, audited financial statements of the Company;

                  (ii) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to complete the offering and the distribution of the securities covered thereby (but, in no event, longer than 30 days after such registration statement becomes effective) in each case exclusive of any period during which the prospectus used in connection with such registration statement shall not comply with the requirements of Section 10 of the Securities Act, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during said 30-day period;

                  (iii) furnish to each seller of Registrable Securities and each underwriter of the securities being sold by such seller, such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act), and other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the methods intended by the sellers thereof;

                  (iv) use reasonable commercial efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any seller and each underwriter of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such seller and underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, that the Company shall not, by virtue of this Agreement, be required to qualify generally to do business as a foreign corporation, subject itself


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to taxation or consent to general service of process in any jurisdiction wherein it would not, but for the requirements of this Subsection 3(c), be obligated to be qualified;

                  (v) use reasonable commercial efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof;

                  (vi) notify each seller of any Registrable Securities covered by such registration statement and the Managing Underwriter, if any, promptly and, if requested by any such person, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the Commission and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission,
(B) of any request by the Commission for an amendment or supplement to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event which requires the making of any change to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to such seller and Managing Underwriter a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of the Company's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate; provided, that, in the event the Company shall provide any notice pursuant to clause (E), the 30-day period referred to in


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paragraphs 3(c)(i) and 3(c)(ii) shall be extended by the number of days from and including the date such notice is provided, to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received copies of the corrected prospectus contemplated by clause
(E) of this paragraph (vi), plus an additional seven days;

                  (vii) otherwise use reasonable commercial efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of twelve months beginning with the first day of the Company's first fiscal quarter next succeeding the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (viii) engage and provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (ix) in the case of a Demand Registration effected pursuant to
Section 3(a) hereof and at the request of the Majority Qualified Holders, enter into one or more underwriting agreements (in customary form and substance and including customary representations and warranties of the Company, indemnities and contribution) and take all such other actions as the holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof, including to use reasonable efforts to obtain an opinion from counsel to the Company, and a "cold comfort" letter from an independent certified public accounting firm of national recognition and standing who have certified the Company's financial statements included in the registration statement or any amendment thereto, in each case in form and substance reasonably satisfactory to the Managing Underwriter(s), and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the Managing Underwriter(s) shall reasonably request; it being hereby acknowledged and agreed that the selection of any Managing Underwriter(s) shall be made by the Majority Qualified Holders with the consent of the Company and the Company shall be entitled to withhold consent in its sole discretion to any Managing Underwriter(s); and

                  (x) permit any holder of Registrable Securities, which holder, in its reasonable judgment, might be deemed to be a "control person" of the Company (within the


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meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act),
to participate in the preparation of such registration statement and include therein material, furnished to the Company in writing which, in the reasonable judgment of such holder and its counsel, is required to be included therein.

            (d) Agreement of Holders. Each holder of Registrable Securities agrees that such holder will, as expeditiously as possible, notify the Company at any time when a prospectus relating to a registration statement covering such seller's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of the kind described in paragraph 3(c)(vi) hereof as a result of any information provided by such seller for inclusion in such prospectus included in such registration statement and, at the request of the Company, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information provided by such seller shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (E) of paragraph 3(c)(vi) hereof, such holder shall forthwith discontinue such holder's offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause (E) of paragraph 3(c)(vi) hereof and, if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in such holder's possession.

            (e) Registration Expenses. Except as otherwise provided in this Subsection 3(e), whether or not any registration statement prepared and filed pursuant to this Section 3 is declared effective by the Commission (except where a Demand Registration is terminated, withdrawn or abandoned at the written request of the Majority Qualified Holders), the Company shall pay all expenses incident to the Company's performance of or compliance with the registration requirements of this Agreement, including, without limitation, the following:
(A) all Commission and any registration and filing fees and expenses; (B) any and all expenses incident to its performance of, or compliance with, this Agreement, including, without limitation, any


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allocation of salaries and expenses of the Company's personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of its business; (C) all listing, transfer and/or exchange agent and registrar fees; (D) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws including reasonable fees and disbursements of counsel for the underwriters in connection therewith; (E) printing expenses; (F) messenger and delivery expenses; and (G) fees and out-of-pocket expenses of counsel for the Company and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by the Company (collectively, clause (A) through (G), "Registration Expenses"); provided, that the Company shall not be required to pay, and the Qualified Holders shall pay, all fees and out-of-pocket expenses of counsel selected by the Qualified Holders, any fees or disbursements of Managing Underwriters and their counsel, participating underwriters and brokers-dealers or any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities.

            (f) Indemnification; Contribution.

                  (i) The Company hereby agrees to indemnify and hold harmless to the fullest extent permitted by law each holder of Registrable Securities registered pursuant to Subsection 3(a) or Subsection 3(b) hereof (a "Participating Holder"), its officers, directors, employees and agents if any, and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act, common law and otherwise) (collectively, "Claims"), joint or several, which arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, amendment or supplement thereto or document incorporated by reference or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Participating Holder's Registrable Securities are offered (collectively, "Security Filings"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) any untrue statement or alleged untrue statement of a material fact contained in (1) any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Company has previously furnished


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copies thereof to any Participating Holder seeking such indemnification and to the underwriters of the registration in question and the Participating Holder and/or the underwriters shall have failed to deliver such final prospectus to the purchaser of securities) or (2) the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission in the case of (1) or (2) to state therein a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; and the Company shall, and it hereby agrees to, reimburse such holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, that such indemnification shall not extend to any Claims which are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by such Participating Holder specifically for use in any such Security Filing.

                  (ii) Each Participating Holder shall furnish to the Company in writing such information regarding such holder and the intended method of distribution as shall be reasonably requested by the Company and as required by law or the Commission for use in any Security Filing (and the Company may exclude from registration the Registrable Securities of any such Participating Holder if such holder fails to furnish such information within a reasonable time after receiving such request) and hereby indemnifies severally and not jointly, to the fullest extent permitted by law, the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Claims resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided, that each such holder shall be liable hereunder if and only to the extent that any such Claim arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such holder, which is requested by the Company and furnished in writing to the Company by such holder specifically for use in any such Security Filing.

                  (iii) Any person seeking indemnification under the provisions of this Subsection 3(f) shall, promptly after receipt by such person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, that the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Subsection 3(f) (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (C) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clause (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest (based on the number of shares included in such offering) of the indemnified parties shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

                  (iv) If the indemnification from the indemnifying party as provided in this Subsection 3(f) is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by and the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Subsection 3(f)(iii) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subsection 3(f) were determined by pro rata allocation or by any other method of allocation other than as described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            If, however, indemnification is available under this Subsection 3(f), the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in paragraphs 3(f)(i) through 3(f)(iii) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

4.    RULE 144.

            From and after the date the Company has a class of securities registered under Section 12 of the Exchange Act, the Company shall comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Qualified Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation).

5.    NOTICES.

            Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon any person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail (return receipt requested, postage prepaid), by overnight or express mail, courier, or delivery service, or telecopy with transmission confirmed and addressed as follows:

            (a) If to the Company:

                  Metallurg, Inc.
                  6 East 43rd Street
                  New York, New York 10005
                  Telephone: (212) 687-9470
                  Facsimile: (212) 687-9621
                  Attention: Eric L. Schondorf, Esq.

                     - With a copy to -

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Telephone: (212) 310-8000
                  Facsimile: (212) 310-8007
                  Attention: Ronald F. Daitz, Esq.

            (b) If to the Stockholders:

                  At their respective addresses set forth
                  on Annex I hereto.

                     - With a copy to -

                  Stroock & Stroock & Lavan
                  7 Hanover Square
                  New York, New York  10004
                  Telephone: (212) 806-5400
                  Facsimile: (212) 806-6006
                  Attention: Lawrence M. Handelsman, Esq.

or at such other address as may be substituted by notice delivered as provided herein. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on (i) the date on which personally delivered, with receipt acknowledged, (ii) the date on which telecopied with transmission confirmed, (iii) the next business day if delivered by overnight or express mail, courier or delivery service, or (iv) three business days after the same shall have been deposited in the United States mail, as the case may be. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

6.    ENTIRE AGREEMENT.

            This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Company on the one hand, and the holders of a majority of the Registrable Securities on the other hand.

7.    SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. The rights of any Qualified Holder under this Agreement may only be assigned and transferred to Affiliates of such holder and any assignee of any Qualified Holder provided such assignee owns at least 5% of the issued and outstanding Shares of the Company at such date after giving effect to such transfer.

8.    SECTION HEADINGS.

            The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

9.    APPLICABLE LAW.

            This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York.

10.   SEVERABILITY.

            If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

11.   SPECIFIC PERFORMANCE.

      The Company acknowledges that it would be impossible to determine the amount of damages that would result from any breach by it of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each Stockholder shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain the Company from violating any of, such provisions. In connection with any action or proceeding for injunctive relief, the Company hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have such provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of this Agreement.

12.   NO WAIVER.

            The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

13.   COUNTERPARTS.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                          METALLURG, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          MUTUAL SERIES FUND, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          MORGENS WATERFALL, OVERSEAS
                                          PARTNERS


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          CERBERUS PARTNERS, L.P.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          SBC CAPITAL MARKETS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                         CONTRARIAN CAPITAL


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                          OPPENHEIMER & COMPANY, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                     ANNEX I

                                                                       Number
                                                                         of
Stockholders                                                           Shares
------------                                                           ------

Franklin Mutual Fund, Inc. (and related entities)                    1,338,057
51 John F. Kennedy Parkway
Short Hills, New Jersey  07078

Morgans, Waterfall, Vintiadis & Company, Inc.                          704,116
10 East 50th Street
26th Floor
New York, New York  10022

Cerberus Partners, L.P.                                                709,271
950 Third Avenue
New York, New York  10022

SBC Capital Markets, Inc.                                              544,870
45 Broadway Atrium
New York, New York  10006

Contrarian Capital                                                     362,501
411 West Putnam Avenue
Suite 225
Greenwich, Connecticut  06830

Oppenheimer & Company, Inc.                                            502,362
Oppenheimer Tower
World Financial Center
New York, New York  10281

------------------------------------
Each entity includes related funds


                                       23